SUPPLEMENT DATED NOVEMBER 12, 2009 TO
ICON INTERNATIONAL FUNDS PROSPECTUS DATED JANUARY 26, 2009

The ICON International Funds Prospectus is hereby amended as follows:

The Expense Limitation Agreement between ICON Advisers and the ICON Funds has been amended to increase the expense limitation for all Class Z shares from 1.25% to 1.55%. The amended expense limitation will take effect on January 25, 2010. All references to the expense limitation for Class Z shares for the “ICON Asia-Pacific Region Fund,” “ICON Europe Fund” and the “ICON International Equity Fund” in the ICON International Funds Prospectus dated January 26, 2009 are changed to the 1.55%, effective January 25, 2010. The maximum effect of this change would be to lower future Total Returns for Class Z shareholders by 0.30%.

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Please retain this Supplement for future reference.